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                                                                  Exhibit 10.45



                                    GUARANTY

         This Agreement of Guaranty (this "Guaranty") is dated as of March 7, 1995 by GARGOYLES, INC. ("Guarantor") to and for the benefit of TRILLIUM CORPORATION ("Lender").

                                    RECITALS

         A. Pursuant to a Promissory Note ("Note") made by Pro-tec, Inc. ("Borrower") and dated and delivered to Lender on a date even herewith, Lender has loaned to Borrow the amount of Seventy-Five Thousand Dollars ($75,000) (the "Loan").

         B. This Guaranty is entered into for the benefit of Lender and is made as a condition precedent to Lender's making the Loan to Borrower.

                                    AGREEMENT

         1.       GUARANTY.

         For good and valuable consideration, the receipt of which is hereby acknowledged and to induce the Lender to make the Loan to Borrower, and in consideration thereof, Guarantor (if there be more than one, then Guarantors jointly and severally) UNCONDITIONALLY GUARANTEES AND PROMISES TO PAY TO LENDER, or order, in lawful money of the United States of America, all sums (the "Indebtedness") owing or to become owing with respect to the Loan as the same become due and payable, including without limitation, principal and interest and all other sums which may be or become payable under or by virtue of the Note.

         2.       NO RELEASE OR DISCHARGE.

         Guarantor authorizes Lender, without notice or demand and without affecting the liability of Guarantor hereunder, from time to time to renew, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Indebtedness or any part thereof, including increase or decrease of the rate of interest thereon.

         3.       WAIVER OF SURETYSHIP DEFENSES.

         Guarantor waives any right to require Lender to proceed against Borrower; proceed against or exhaust any security held from Borrower; or pursue any other remedy in Lender's power whatsoever. Guarantor waives any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation
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from any cause whatsoever of the liability of Borrower. Until all Indebtedness of Borrower to lender shall have been paid in full, even though such Indebtedness is in excess of Guarantor's liability hereunder, Guarantor shall have no right of subrogation, and waives any right to enforce any remedy which Guarantor now has or may hereafter have against Borrower, and waives any benefit of and any right to participate in any security now or hereafter held by Lender. Guarantor hereby waives (a) presentment, demand and protest and notice of acceptance, demand, protest and nonpayment, (b) any and all claims or defenses relating to lack of diligence or delays in collection or enforcement, of any other indulgence or forbearance with respect to any obligations relating to the Loan, and (c) in any action or proceeding to recover payment of the Indebtedness or realization of any security therefor, waives any defense or right that resort must first be had to other security or to any other person or entity.

         4.       SUBORDINATION OF INDEBTEDNESS.

         Any indebtedness of Borrower now or hereafter held by Guarantor is hereby subordinated to the Indebtedness of Borrower to Lender, and if Lender so requests, Guarantor shall collect, enforce and receive, as trustees for Lender, such indebtedness of Borrower to Guarantor and pay the same over to Lender on account of the indebtedness of Borrower to Lender, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

         5.       AUTHORITY OF BORROWER'S OFFICERS OR AGENTS.

         If Borrower is a corporation or partnership it is not necessary for Lender to inquire into the powers of Borrower or of the officers, directors, partners or agents acting or purporting to act on behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

         6.       EVENTS OF DEFAULT.

         Upon any event of default, Guarantor agrees to pay all costs and expenses which may be incurred by Lender with respect thereto. Guarantor shall reimburse Lender upon demand for all such costs and expenses incurred.

         7.       STATUTES OF LIMITATIONS.

         Guarantor shall remain liable under this Guaranty even if a recovery under the Note or this Guaranty may have been barred by any statute of limitations.


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         8.       BANKRUPTCY.

         Guarantor's obligations, agreements, covenants, representations and warranties under this Guaranty shall not be affected by the voluntary or involuntary bankruptcy, reorganization, assignment for the benefit of creditors or any other similar proceeding affecting Borrower or any of its assets in any federal or state proceeding.

         9.       INDEPENDENT INVESTIGATION.

         Guarantor is fully aware of the financial condition of Borrower. Guarantor delivers this Guaranty based solely upon its own independent investigation of such financial condition and not upon any representation or statement of Lender with respect thereto. Guarantor is in a position to and hereby assumes full responsibility for obtaining any additional information concerning the financial condition of Borrower as Guarantor considers material. Guarantor hereby knowingly accepts the full range of risk encompassed within a contract of "continuing guaranty", which risk includes, without limitation, the possibility that Borrower will contract additional indebtedness for which Guarantor may be liable hereunder.

         10.      NOTICES.

         All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be given by: (a) hand delivery, (b) first-class registered or certified mail with postage prepaid, (c) overnight receipted courier service, or (d) telephonically confirmed facsimile transmission, which notice is addressed to the party at the address set forth below, or such other address as may hereafter be designated in writing by the party. Notices given in accordance with this Section shall be effective upon receipt or when receipt is refused.

         If to Lender, to:                   Trillium Corporation
                                             1313 Commercial Street
                                             Bellingham, WA  98225
                                             Attn:  General Counsel

         If to Guarantor, to:                Gargoyles, Inc.
                                             5866 South 194th Street
                                             Kent, WA  98032
                                             Attn:


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         11.      SUCCESSORS AND ASSIGNS.

         All liabilities, duties and obligations hereunder shall bind Guarantor and Guarantor's successors, assigns, heirs, administrators and personal representatives, and shall inure to the benefit of Lender, and its successors and assigns.

         13.      WASHINGTON LAW.

         This Guaranty shall be construed and enforced pursuant to the laws of Washington State, and Guarantor agrees that the Whatcom County Superior Court of Washington State shall have sole and exclusive jurisdiction over any suit or proceeding brought with respect to this Guaranty.

         NOTICE: THIS GUARANTY AGREEMENT RESULTS IN YOUR WAIVER OF CERTAIN LEGAL RIGHTS AND DEFENSES. IT IS RECOMMENDED THAT YOU CONSULT YOUR OWN ATTORNEY BEFORE ENTERING INTO THIS AGREEMENT.

         IN WITNESS WHEREOF, the undersigned Guarantor(s) have executed this guaranty as of this 7th day of March, 1995.

GUARANTOR:

Gargoyles, Inc.



By:   /s/  Douglas B. Hauff
    --------------------------
Its:  President
    --------------------------


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